Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Pegasi Energy Resources Corporation (the "Company") on Form 10-KSB/A for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael Neufeld, Chief Executive Officer, and Richard Lindermanis, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Michael Neufeld	/s/ Richard Lindermanis
Michael Neufeld	Richard Lindermanis
Chief Executive Officer	Chief Financial Officer
August 6, 2008	August 6, 2008